Regal Beloit Corporation Third Quarter 2018 Earnings Conference Call November 5, 2018 Mark Gliebe Jon Schlemmer Chairman and Chief Operating Officer Chief Executive Officer Rob Rehard Robert Cherry Vice President Vice President Chief Financial Officer Business Development & Investor Relations ©2018 Regal Beloit Corporation, Proprietary and Confidential

Safe Harbor Statement The following is a cautionary statement made under the Private Securities Litigation Reform Act of 1995: With the exception of historical facts, the statements contained in this presentation may be forward-looking statements. Forward-looking statements represent our management’s judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “forecast,” “anticipate,” “believe,” “should,” “project” or “plan” or the negative of these terms or other similar words. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward- looking statements, including but not limited to: uncertainties regarding our ability to execute our restructuring plans within expected costs and timing; increases in our overall debt levels as a result of the acquisition of the Power Transmission Solutions business of Emerson Electric Co. (“PTS”) or otherwise and our ability to repay principal and interest on our outstanding debt; actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries; our ability to develop new products based on technological innovation and marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; risks associated with global manufacturing; issues and costs arising from the integration of acquired companies and businesses including PTS, and the timing and impact of purchase accounting adjustments; prolonged declines in oil and gas up stream capital spending; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, immigration and the like, and other external factors that we cannot control; product liability and other litigation, or claims by end users, government agencies or others that our products or our customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated costs or expenses we may incur related to product warranty issues; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property and claims of infringement by us of third party technologies; effects on earnings of any significant impairment of goodwill or intangible assets; losses from failures, breaches, attacks or disclosures involving our information technology infrastructure and data; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including but not limited to those described in “Item 1A-Risk Factors” of the Company’s Annual Report on Form 10-K filed on February 27, 2018 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances. 2

Non-GAAP Financial Measures We prepare financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. In this presentation, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share (both historical and projected), adjusted income from operations, adjusted operating margin, adjusted net sales, net debt, adjusted EBITDA, adjusted net income attributable to Regal Beloit Corporation, free cash flow, and free cash flow as a percentage of adjusted net income attributable to Regal Beloit Corporation, adjusted income before taxes, adjusted provision for income taxes, and adjusted effective tax rate. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations, adjusted operating income and adjusted operating margin to help us manage and evaluate our business and make operating decisions, while adjusted diluted earnings per share, net debt, adjusted EBITDA, adjusted net sales, adjusted net income attributable to Regal Beloit Corporation, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Beloit Corporation, adjusted income before taxes, adjusted provision for income taxes, and adjusted effective tax rate are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management. In addition to these non-GAAP measures, we also use the term “organic sales” to refer to GAAP sales from existing operations excluding sales from acquired businesses recorded prior to the first anniversary of the acquisition less the amount of sales attributable to any divested businesses ("acquisitions, net of divestitures") and excluding sales from the business to be exited recorded prior to the first anniversary of the exit and excluding the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s organic sales using the currency exchange rates that were in effect during the prior year periods. We use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. For further clarification, we may use the term “acquisition growth” to refer to the increase in our sales between periods that is attributable to acquisition sales. 3

Agenda and Opening Comments Opening Comments Mark Gliebe, CEO 3Q Results & 2018 Outlook Rob Rehard, CFO Operations Update Jon Schlemmer, COO Summary Mark Gliebe, CEO Q&A All 4

Opening Comments – 3rd Quarter Results . Organic Sales Up 5.2% – Commercial & Industrial Systems Up 6.1% – Climate Solutions Up 1.4% – Power Transmission Solutions Up 8.1% . Adjusted Operating Margin* Up 60 bps from Prior Year – Benefitted from Volume, Incremental Price, and Productivity – Constrained by Commodity Inflation and Tariffs . Adjusted Diluted EPS* Up 23% from Prior Year . Free Cash Flow and Capital Allocation – Free Cash Flow to Adj. Net Income* of 133% – Paid Down $54 Million of Debt – Repurchased $6 Million of Regal Shares Strong Organic Sales Growth & Progress on Our March to Improve Margins * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 5

Opening Comments – Looking Forward . Encouraging Start to 4Q – Orders Up Versus Prior Year in Most End Markets – Expecting Price/Cost At Least Neutral . Expecting to Continue to Offset the Tariff Impacts . Expecting Mid-Single Digit Organic Sales Growth in 2018 – Continued Growth in Residential & Light Commercial HVAC – Strong NA Commercial and Industrial End Markets – Positive Incremental Pricing . Expecting Operating Margin Improvement – Volume Leverage and Simplification Benefits . FY 2018 Adjusted Diluted EPS* Guidance of $5.85 - $5.95 Per Share Guidance Reflects a Record Year for Sales and Earnings * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 6

3rd Quarter 2018 Financial Results . 3Q 2018 Net Sales of $925.4 Million, Up 8.0% – Acquisitions, Net of Divestitures Contributed 4.1% – Business to be Exited (0.4%) – Foreign Currency Impact of (0.9%) – Organic Sales Up 5.2% . Adjusted Operating Margin* of 11.6% – Up 60 bps from 3Q 2017 – Volume Growth and Productivity Benefits – Slightly Positive Price/Cost – $5.9 Million LIFO Inflation Expense Strong Organic Sales Growth and Margin Improvement * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 7

3rd Quarter 2018 Financial Results ADJUSTED DILUTED EARNINGS PER SHARE * Three Months Ended Sep 29, Sep 30, 2018 2017 GAAP Diluted Earnings Per Share $ 1.17 $ 1.39 Restructuring and Related Costs 0.03 0.03 Purchase Accounting and Transaction Costs 0.01 — Provisional Benefit of the New US Tax Legislation (0.15) — Gain on Sale of Assets — (0.05) Net Income from Business to be Exited — (0.01) Impairment and Exit Related Costs 0.61 — Adjusted Diluted Earnings Per Share $ 1.67 $ 1.36 Key Adjustments . $2.3 Million Restructuring and Related Costs . $0.2 Million Purchase Accounting and Transaction Costs . $6.6 Million Provisional Benefit of the New Tax Legislation . $34.9 Million Impairment and Exit Related Costs Adjusted Diluted EPS* Up 23% * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 8

3rd Quarter 2018 Key Financial Metrics Capital Expenditures Effective Tax Rate (ETR) . $18.7 Million in 3Q 2018 . 20.2% Adj. ETR* in 3Q 2018 . $80.0 Million Expected in FY 2018 . ~21.0% Expected Adj. ETR in FY 2018 Restructuring and Related Costs . $2.3 Million in 3Q 2018 . $8.0 Million Expected in FY 2018 Balance Sheet at September 29, 2018 Free Cash Flow* . Total Debt of $1,279 Million . $87.3 Million in 3Q 2018 . Net Debt of $1,095 Million . 133.3% of Adj. Net Income* in 3Q 2018 . Repurchased 77,533 Shares for a Total of . 3Q 2018 Debt Reduction of $54.4 Million $6.2 Million . Total Net Debt/Adj. EBITDA* at 2.1 . As of September 29, 2018, Repurchased 1,007,538 Shares for a Total of $78.3 Million * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 9

2018 Full Year Guidance . Mid-Single Digit Organic Sales Growth in 2018 . Improvement in 2018 Adjusted Operating Margin . FY 2018 GAAP Diluted EPS Guidance of $5.11 to $5.21 . FY 2018 Adjusted Diluted EPS* Guidance of $5.85 to $5.95 − Impairment & Exit Related Costs of $34.9 Million or $0.61 per Share − Provisional Benefit of the New U.S. Tax legislation of $6.6 Million or $0.15 per Share − Restructuring and Related Costs of $8.0 Million or $0.14 per Share − Purchase Accounting and Transaction Costs of $6.0 Million or $0.10 per Share − CEO Transition Costs of $4.0 Million or $0.07 per Share − Net Income from the Business to be Exited of $1.0 Million or $0.02 per Share − Gain on Sale of Assets of $0.4 Million or $0.01 per Share 2018 Adj. EPS* Expected to Increase 21% at the Guidance Midpoint * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 10

U.S. Tariff Impacts Section 232 and 301 Tariffs . $200B List of Section 301 Tariffs Mexico Industrial Motor Facility Went Into Effect in September . ~10% of Regal’s U.S. Business Directly Impacted by the 301 Tariffs Manufacturing Transfers . Currently Transferring Production to Regal Facilities Outside of China . Plans in Place for Additional Transfers Price Actions . Additional Price Actions Implemented Across All Segments Offsetting the Tariffs with Robust Mitigation Actions 11

Simplification and Automation Simplification . $8 Million of Restructuring Expense in 2018 Stator Winding . More Opportunity in 2019 and Beyond Automation . Positive Impact on Margins . Expect to Invest $10 - $12 Million in 2019 Small Blower Assembly Excellent Progress on Simplification and Automation, More to Come 12

3Q 2018 Commercial & Industrial Systems Sales Adj. Income from Sales Operations* . Organic Sales Up 6.1% ($ millions) . Sales Performance $37 – Demand Up in Distribution, Power Gen, $462 $30 Oil & Gas, and Commercial HVAC $408 – Distribution Strength in General Industrial and Pool Aftermarket – Weakness in Europe and SEA . Price Up from 2Q 2018 and Prior Year Adj. Operating Margin* 3Q17 3Q18 3Q17 3Q18 . 8.1% of Sales YTD Performance . Up 40 bps from 2Q 2018, Up 60 bps from Prior Year . Organic Sales Up 5.8% – Volume, Simplification, Price and Mix Benefits . Adj. Operating Margin* – Headwind from Inflation Up 60 bps Expect to Continue Year-over-Year Margin Improvement in 4Q * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 13

3Q 2018 Climate Solutions Sales Adj. Income from Adj. Net Sales** Operations* . Organic Sales Up 1.4% ($ millions) . Sales Performance $39 $41 – NA Resi HVAC Up Low to Mid-Single Digit $243 $244 – Large HVAC Customer Impacted by Weather – Commercial Refrigeration Up – Demand Down in Asia, Europe, and ME . Price Up from Prior Year Adj. Operating Margin* 3Q17 3Q18 3Q17 3Q18 . 16.7% of Adj. Net Sales** YTD Performance . Up 50 bps from Prior Year . Organic Sales Up 3.3% – Productivity, Mix and Price Benefits . Adj. Operating Margin* – Inflation Headwind of 15.7%, Up 20 bps 3Q Adj. Operating Margin* of 16.7%, Up 50 bps * Non-GAAP Financial Measurement, See Appendix for Reconciliation. ** Non-GAAP Financial Measurement, See Appendix for Reconciliation. Net sales are adjusted due to the planned 14 exit of the residential hermetic motor components business.

3Q 2018 Power Transmission Solutions Adj. Income from Sales Sales Operations* . Organic Sales Up 8.1% ($ millions) $208 . Sales Performance $193 $28 – Strength in Oil & Gas, Distribution, Material $23 Handling, and Commercial HVAC – Headwinds in Renewable Energy and Ag . Price Up from Prior Year Adj. Operating Margin* . 13.6% of Sales 3Q17 3Q18 3Q17 3Q18 . Up 180 bps from 2Q 2018, Up 170 bps from YTD Performance Prior Year . Organic Sales Up 9.1% – Volume, Price, and Manufacturing . Adj. Operating Margin* Productivity Benefits of 12.8%, Up 160 bps – Mix and Inflation Headwinds Solid 3Q and YTD Performance * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 15

3rd Quarter 2018 Summary & Outlook . Organic Sales Up 5.2% in 3Q . Entering 4Q, Orders Up in Most End Markets . Price/Cost Slightly Positive . Expect to Offset Tariff Impacts . Adjusted Operating Margin* Up 60 bps in 3Q . Expect Adjusted Operating Margin to be Up Meaningfully for 2018 . Adjusted Diluted EPS* Up 23% in 3Q . Free Cash Flow to Adj. Net Income* of 133% in 3Q . Paid Down $54 Million of Debt in 3Q . Repurchased $6 Million of Shares in 3Q and $78 Million YTD Through 3Q 2018 Adj. EPS Expected to Increase 21% at the Guidance Midpoint * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 16

Questions and Answers 17

Appendix Non-GAAP Reconciliations ADJUSTED DILUTED EARNINGS PER SHARE Three Months Ended Nine Months Ended Sep 29, Sep 30, Sep 29, Sep 30, 2018 2017 2018 2017 GAAP Diluted Earnings Per Share $ 1.17 $ 1.39 $ 3.98 $ 3.59 Restructuring and Related Costs 0.03 0.03 0.09 0.20 Purchase Accounting and Transaction Costs 0.01 — 0.09 — Provisional Benefit of the New US Tax Legislation (0.15) — (0.15) — Gain on Sale of Assets — (0.05) (0.01) (0.06) Net Income from Business to be Exited — (0.01) (0.02) (0.01) Impairment and Exit Related Costs 0.61 — 0.61 — Adjusted Diluted Earnings Per Share $ 1.67 $ 1.36 $ 4.59 $ 3.72 2018 ADJUSTED ANNUAL GUIDANCE Minimum Maximum 2018 Diluted EPS Annual Guidance $ 5.11 $ 5.21 Restructuring and Related Costs 0.14 0.14 Purchase Accounting and Transaction Costs 0.10 0.10 Provisional Benefit of the New US Tax Legislation (0.15) (0.15) Gain on Sale of Assets (0.01) (0.01) Net Income from Business to be Exited (0.02) (0.02) Impairment and Exit Related Costs 0.61 0.61 CEO Transition Costs 0.07 0.07 2018 Adjusted Diluted EPS Annual Guidance $ 5.85 $ 5.95 18

Appendix Non-GAAP Reconciliations

ADJUSTED INCOME FROM OPERATIONS (Dollars in Millions)	Three Months Ended							
	Commercial & Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Sep 29, 2018	Sep 30, 2017	Sep 29, 2018	Sep 30, 2017	Sep 29, 2018	Sep 30, 2017	Sep 29, 2018	Sep 30, 2017
GAAP Income from Operations	$ 35.3	$ 29.5	$ 6.0	$ 39.1	$ 28.1	$ 25.7	$ 69.4	$ 94.3
Restructuring and Related Costs	1.9	1.2	0.3	0.3	0.1	0.1	2.3	1.6
Purchase Accounting and Transaction Costs	0.2	-	-	-	-	-	0.2	-
Gain on Sale of Assets	-	(0.3)	-	-	-	(2.8)	-	(3.1)
Operating Income from Business to be Exited	-	-	(0.3)	(0.2)	-	-	(0.3)	(0.2)
Impairment and Exit Related Costs	-	-	34.9	-	-	-	34.9	-
Adjusted Income from Operations	$ 37.4	$ 30.4	$ 40.9	$ 39.2	$ 28.2	$ 23.0	$ 106.5	$ 92.6
GAAP Operating Margin %	7.6 %	7.2 %	2.3 %	15.3 %	13.5 %	13.3 %	7.5 %	11.0 %
Adjusted Operating Margin %	8.1 %	7.5 %	16.7 %	16.2 %	13.6 %	11.9 %	11.6 %	11.0 %

ADJUSTED INCOME FROM OPERATIONS (Dollars in Millions)	Nine Months Ended							
	Commercial & Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Sep 29, 2018	Sep 30, 2017	Sep 29, 2018	Sep 30, 2017	Sep 29, 2018	Sep 30, 2017	Sep 29, 2018	Sep 30, 2017
GAAP Income from Operations	$ 94.9	$ 75.8	$ 82.3	$ 110.9	$ 80.0	$ 65.8	$ 257.2	$ 252.5
Restructuring and Related Costs	3.9	9.8	1.4	2.0	0.2	0.7	5.5	12.5
Purchase Accounting and Transaction Costs	5.3	-	-	-	-	-	5.3	-
Gain on Disposal of Business	-	-	-	-	-	(0.1)	-	(0.1)
Gain on Sale of Assets	(0.4)	(0.7)	-	-	-	(2.8)	(0.4)	(3.5)
Operating Income from Business to be Exited	-	-	(1.2)	(0.3)	-	-	(1.2)	(0.3)
Impairment and Exit Related Costs	-	-	34.9	-	-	-	34.9	-
Adjusted Income from Operations	$ 103.7	$ 84.9	$ 117.4	$ 112.6	$ 80.2	$ 63.6	$ 301.3	$ 261.1
GAAP Operating Margin %	7.1 %	6.3 %	10.4 %	14.3 %	12.8 %	11.6 %	9.3 %	9.9 %
Adjusted Operating Margin %	7.7 %	7.1 %	15.7 %	15.5 %	12.8 %	11.2 %	11.1 %	10.5 %

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Appendix Non-GAAP Reconciliations Three Months Ended Commercial & Industrial Power Transmission ADJUSTED NET SALES Systems Climate Solutions Solutions Total Regal (Dollars in Millions) Sep 29, Sep 30, Sep 29, Sep 30, Sep 29, Sep 30, Sep 29, Sep 30, 2018 2017 2018 2017 2018 2017 2018 2017 Net Sales $ 462.3 $ 408.0 $ 255.4 $ 256.0 $ 207.7 $ 192.9 $ 925.4 $ 856.9 Nets Sales for Business to be Exited - - (11.0) (13.4) - - (11.0) (13.4) Adjusted Net Sales $ 462.3 $ 408.0 $ 244.4 $ 242.6 $ 207.7 $ 192.9 $ 914.4 $ 843.5 Nine Months Ended Commercial & Industrial Power Transmission ADJUSTED NET SALES Systems Climate Solutions Solutions Total Regal (Dollars in Millions) Sep 29, Sep 30, Sep 29, Sep 30, Sep 29, Sep 30, Sep 29, Sep 30, 2018 2017 2018 2017 2018 2017 2018 2017 Net Sales $ 1,345.3 $ 1,196.6 $ 792.6 $ 774.2 $ 626.0 $ 568.8 $ 2,763.9 $ 2,539.6 Nets Sales for Business to be Exited - - (42.9) (49.7) - - (42.9) (49.7) Adjusted Net Sales $ 1,345.3 $ 1,196.6 $ 749.7 $ 724.5 $ 626.0 $ 568.8 $ 2,721.0 $ 2,489.9 20

Appendix Non-GAAP Reconciliations ADJUSTED EFFECTIVE TAX RATE Three Months Ended Nine Months Ended Sep 29, Sep 30, Sep 29, Sep 30, 2018 2017 2018 2017 Income before Taxes $ 56.3 $ 81.2 $ 216.9 $ 211.9 Provision for Income Taxes 3.6 17.6 37.6 46.4 Effective Tax Rate 6.4% 21.7% 17.3% 21.9% Income before Taxes $ 56.3 $ 81.2 $ 216.9 $ 211.9 Impairment and Exit Related Costs 34.9 - 34.9 - Adjusted Income before Taxes $ 91.2 $ 81.2 $ 251.8 $ 211.9 Provision for Income Taxes $ 3.6 $ 17.6 $ 37.6 $ 46.4 Tax Effect from Impairment and Exit Related Costs 8.2 - 8.2 - Provisional Benefit of the New US Tax Legislation 6.6 - 6.6 - Adjusted Provision for Income Taxes $ 18.4 $ 17.6 $ 52.4 $ 46.4 Adjusted Effective Tax Rate 20.2% 21.7% 20.8% 21.9% 21

Appendix Non-GAAP Reconciliations FREE CASH FLOW Three Months Ended Nine Months Ended (Dollars in Millions) Sep 29, Sep 30, Sep 29, Sep 30, 2018 2017 2018 2017 Net Cash Provided by Operating Activities $ 106.0 $ 86.1 $ 250.3 $ 235.0 Additions to Property Plant and Equipment (18.7) (15.3) (59.2) (49.0) Free Cash Flow $ 87.3 $ 70.8 $ 191.1 $ 186.0 GAAP Net Income Attributable to Regal Beloit Corporation $ 51.3 $ 62.2 $ 175.6 $ 161.5 Goodwill Impairment 9.5 - 9.5 - Asset Impairments 8.7 - 8.7 - Tax Effect from Impairments (4.0) - (4.0) - 1 Adjusted Net Income Attributable to Regal Beloit Corporation $ 65.5 $ 62.2 $ 189.8 $ 161.5 Free Cash Flow as a Percentage of Adjusted Net Income Attributable to Regal Beloit Corporation 133.3% 113.8% 100.7% 115.2% 1 The Net Income Attributable to Regal Beloit Corporation is adjusted for goodwill and asset impairments related to the business to be exited and is used in the Free Cash Flow Calculation. 22

Appendix Non-GAAP Reconciliations

ORGANIC SALES GROWTH (Dollars in Millions)	Three Months Ended			
	Commercial & Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Net Sales Three Months Ended Sep 29, 2018	$ 462.3	$ 255.4	$ 207.7	$ 925.4
Net Sales from Business Acquired	(34.7)	-	-	(34.7)
Net Sales from Business to be Exited	-	(11.0)	-	(11.0)
Impact from Foreign Currency Exchange Rates	5.3	1.7	0.8	7.8
Organic Sales Three Months Ended Sep 29, 2018	$ 432.9	$ 246.1	$ 208.5	$ 887.5
Net Sales Three Months Ended Sep 30, 2017	$ 408.0	$ 256.0	$ 192.9	$ 856.9
Net Sales from Business to be Exited	-	(13.4)	-	(13.4)
Adjusted Net Sales Three Months Ended Sep 30, 2017	$ 408.0	$ 242.6	$ 192.9	$ 843.5
Organic Sales Growth %	6.1 %	1.4 %	8.1 %	5.2 %
Net Sales Growth %	13.3 %	(0.2)%	7.7 %	8.0 %

ORGANIC SALES GROWTH (Dollars in Millions)	Nine Months Ended			
	Commercial & Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Net Sales Nine Months Ended Sep 29, 2018	$ 1,345.3	$ 792.6	$ 626.0	$ 2,763.9
Net Sales from Business Acquired	(64.8)	-	-	(64.8)
Net Sales from Business to be Exited	-	(42.9)	-	(42.9)
Impact from Foreign Currency Exchange Rates	(14.4)	(1.3)	(5.5)	(21.2)
Organic Sales Nine Months Ended Sep 29, 2018	$ 1,266.1	$ 748.4	$ 620.5	$ 2,635.0
Net Sales Nine Months Ended Sep 30, 2017	$ 1,196.6	$ 774.2	$ 568.8	$ 2,539.6
Net Sales from Business to be Exited	-	(49.7)	-	(49.7)
Adjusted Net Sales Nine Months Ended Sep 30, 2017	$ 1,196.6	$ 724.5	$ 568.8	$ 2,489.9
Organic Sales Growth %	5.8 %	3.3 %	9.1 %	5.8 %
Net Sales Growth %	12.4 %	2.4 %	10.1 %	8.8 %

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Appendix Non-GAAP Reconciliations TOTAL GROSS DEBT/ADJUSTED EBITDA TOTAL NET DEBT/ADJUSTED EBITDA (Dollars in Millions) (Dollars in Millions) LTM Sep 29, LTM Sep 29, 2018 2018 Net Income Attributable to Regal Beloit Corporation $ 227.1 Net Income Attributable to Regal Beloit Corporation $ 227.1 Plus: Minority Interest 4.8 Plus: Minority Interest 4.8 Plus: Taxes 50.3 Plus: Taxes 50.3 Plus: Interest Expense 54.4 Plus: Interest Expense 54.4 Less: Interest Income (2.3) Less: Interest Income (2.3) Plus: Depreciation and Amortization 140.4 Plus: Depreciation and Amortization 140.4 Plus: Restructuring and Related Costs 7.1 Plus: Restructuring and Related Costs 7.1 Plus: Purchase Accounting & Transaction Costs 5.3 Plus: Purchase Accounting & Transaction Costs 5.3 Plus: Impairment and Exit Related Costs Plus: Impairment and Exit Related Costs 34.9 34.9 Less: Business to be Exited Less: Business to be Exited (0.8) (0.8) Less: Gain on Sale of Assets Less: Gain on Sale of Assets (0.8) (0.8) Adjusted EBITDA Adjusted EBITDA $ 520.4 $ 520.4 Current Maturities of Debt $ 0.6 Current Maturities of Debt $ 0.6 Long-Term Debt 1,278.3 Long-Term Debt 1,278.3 Less: Cash (184.4) Total Gross Debt $ 1,278.9 Total Net Debt $ 1,094.5 Total Gross Debt/Adjusted EBITDA 2.5 Total Net Debt/Adjusted EBITDA 2.1 24

Appendix Regal Shipping Days 1Q 2Q 3Q 4Q FY 2014 63 63 63 64 253 2015 64 63 64 59 250 2016 64 64 63 60 251 2017 64 63 63 60 250 2018 63 64 63 61 251 . Regal operates on a 52/53 week fiscal year ending on the Saturday closest to December 31 . Fiscal Years 2015, 2016, 2017 and 2018 have 52 weeks . Fiscal Year 2014 had 53 weeks 25